UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2020

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 West 44th Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	TTWO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01               Entry into a Material Definitive Agreement

On July 10, 2020, Take-Two Interactive Software, Inc. (the “Company”) and Microsoft Corporation (“Microsoft”) entered into an Xbox Console Publisher License Agreement (together with all exhibits, addendums and amendments thereto, the “Agreement”), with an effective date of July 1, 2020. The Agreement grants the Company the right to develop, publish, have manufactured, market, advertise, distribute and sell Xbox compatible products for the Xbox One and the Xbox Series X platforms, until May 31, 2023 (the “Initial Term”), in the territories as specified in the Agreement. After the Initial Term, the Agreement will automatically renew for successive one-year periods absent written notice from either party. The Agreement replaces the Company’s existing Xbox One Publisher License Agreement, dated October 31, 2013, which expired on June 30, 2020.

Microsoft charges the Company fees and royalties under the Agreement for each physical media product manufactured on behalf of the Company. Microsoft has the right to review, evaluate, and approve each game concept and the final version of the game, including the game’s packaging and marketing materials featuring Microsoft’s marks. Additionally, Microsoft will pay the Company the applicable wholesale price and/or agreed revenue share for any of the Company’s digitally delivered products sold by Microsoft.

The Agreement may be terminated by either party in the event of a material breach or insolvency. Upon expiration or termination of the Agreement, the Company has certain rights to sell off existing inventories.

The foregoing description of the Agreement is a summary only and is qualified in its entirety by reference to the text of the Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Registrant)

	By:	/s/ Matthew Breitman
Matthew Breitman
Senior Vice President, General Counsel Americas & Corporate Secretary

Date: July 16, 2020

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